IMPAIRMENT REVERSAL OF FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2025
IMPAIRMENT REVERSAL OF FINANCIAL ASSETS
IMPAIRMENT REVERSAL OF FINANCIAL ASSETS

14.IMPAIRMENT REVERSAL OF FINANCIAL ASSETS

The Reversals of impairments of financial assets includes the following amounts:

In € thousand	2025	2024	2023
Reversal of receivables from the Silicon Group	—	—	21,375
Reversal of impairment of shareholder loan (included in trade and other receivables)	—	—	1,418
Other	—	20	(97)
Total	—	20	22,696

In March 2023, a Stock Purchase Agreement (hereinafter referred to as “SPA”) was entered into to sell SCHMID Silicon Technology Holding GmbH and subsidiaries (hereinafter referred to as “the Silicon Group”) to Group14. Receivables from the Silicon Group which had been impaired in 2017 became recoverable as a result of the SPA resulting in an impairment reversal of €21,375 thousand. For further information on the Silicon Group impairment reversal refer to note 11. Other income.